Chase Vista Southeast Asian Fund
                             Chase Vista Japan Fund
                           Chase Vista European Fund

                         Supplement dated June 8, 1998
                   To the Prospectus dated February 27, 1998

The following replaces the fourth and fifth paragraphs in "Investment Approaches" on page 8 and 9 of the Prospectus.

EUROPEAN FUND
The Fund will invest primarily in equity securities of companies with principal business activities in countries located throughout Western Europe. Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities of European issuers.

The Fund's advisers seek to identify those Western European countries and industries where economic and political factors are likely to produce above-average growth rates. The Fund's advisers attempt to identify those companies in such countries and industries that are best positioned and managed to take advantage of these economic and political factors. Western European countries in which the Fund may invest include Austria, Belgium, Denmark, Germany, Finland, France, Greece, Ireland, Italy, Luxembourg, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom, as well as other Western European countries that the Fund's advisers deem appropriate. The Fund's advisers anticipate that the Fund generally will be invested in a number of different Western European countries, although it may at times invest most of its assets in a limited number of these countries.

The Fund may invest up to 8% of its total assets in equity securities of companies located in emerging market European countries. These countries may include Poland, the Czech Republic, Hungary, and other emerging market European countries that the Fund's advisers deem appropriate.











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